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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 1, 1997


                         MIRAGE RESORTS, INCORPORATED
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            (Exact name of Registrant as specified in its charter)


             Nevada                 1-6697              88-0058016
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      (State or others juris-     (Commission        (IRS Employer
      diction of incorporation)    File No.)         Identification No.)

      3400 Las Vegas Boulevard South, Las Vegas, Nevada       89109
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      (Address of principal executive offices)              (Zip Code)

      Registrant's telephone number, including area code: (702) 791-7111

                                      N/A
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         (Former name or former address, if changed since last report)
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Item 5.  Other Events.

         The Registrant is filing this Current Report on Form
         8-K solely for the purpose of filing the Exhibits listed in Item 7(c) below.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.

              1.   Form of Underwriting Agreement dated July 31,
                   1997 between Registrant and Credit Suisse First Boston Corporation, Goldman, Sachs & Co. and
                   BancAmerica Securities, Inc.

              4. Form of Supplemental Indenture, dated as of August 1, 1997, between Registrant and First Security Bank, National Association, as trustee, with respect to Registrant's 6 3/4% Notes due August 1, 2007 and 7 1/4% Debentures due
                   August 1, 2017.
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  MIRAGE RESORTS, INCORPORATED
                                         (Registrant)


Date: August 1, 1997              By:  /s/ DANIEL R. LEE
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                                       Daniel R. Lee
                                       Senior Vice President-Finance
                                       and Development, Chief Financial
                                       Officer and Treasurer